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                     VAN KAMPEN INSURED TAX FREE INCOME FUND
                          ITEM 77(O) 10F-3 TRANSACTIONS
                       OCTOBER 1, 2008 -- MARCH 31, 2009

                                                                 Amount of     % of
                                      Offering       Total        Shares     Offering  % of Funds
   Security      Purchase/   Size of  Price of     Amount of     Purchased  Purchased    Total
   Purchased    Trade Date  Offering   Shares      Offering       By Fund    By Fund     Assets       Brokers       Purchased From
--------------  ----------  --------  --------  --------------  ----------  ---------  ----------  --------------  -----------------
  Long Island    10/09/08       -       $96.73  $  605,055,000  $5,000,000    0.83%      0.826%    Goldman, Sachs  Goldman Sachs
    Power                                                                                          & Co.,
   Authority                                                                                       Citigroup,
 due 5/1/2033                                                                                      Banc of
                                                                                                   America
                                                                                                   Securities
                                                                                                   LLC, J.P.
                                                                                                   Morgan,
                                                                                                   Ramirez & Co.,
                                                                                                   Inc., Siebert
                                                                                                   Brandford
                                                                                                   Shank & Co.,
                                                                                                   LLC, DEPFA
                                                                                                   First Albany
                                                                                                   Securities
                                                                                                   LLC, Loop
                                                                                                   Capital
                                                                                                   Markets LLC,
                                                                                                   RBC Capital
                                                                                                   Markets,
                                                                                                   Morgan Stanley
                                                                                                   & Co.,
                                                                                                   Incorporated,
                                                                                                   First
                                                                                                   Southwest Co.,
                                                                                                   Merrill Lynch
                                                                                                   & Co.,
                                                                                                   Roosevelt &
                                                                                                   Cross
                                                                                                   Incorporated,
                                                                                                   Wachovia

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
                                                                                                   Bank,
                                                                                                   National
                                                                                                   Association

   Municipal     01/08/09       -      $ 99.32  $   78,680,000  $2,000,000    2.54%      3.965%    Goldman, Sachs  Goldman Sachs
   Energy                                                                                          & Co.,
  Agency of                                                                                        Citigroup,
   Nebraska                                                                                        Morgan Stanley
                                                                                                   & Co.,
                                                                                                   Incorporated

  Salt River     01/15/09       -      $104.37  $  744,180,000  $3,000,000    0.67%      0.403%    Goldman, Sachs  Goldman Sachs
   Project                                                                                         & Co., Morgan
   Arizona                                                                                         Stanley & Co.,
 Agriculture                                                                                       Incorporated,
  5.000% due                                                                                       J.P. Morgan,
  1/1/2022                                                                                         Citigroup

  Salt River     01/15/09       -      $102.27  $  744,180,000  $2,000,000    0.67%      0.538%    Goldman, Sachs  Goldman Sachs
   Project                                                                                         & Co., Morgan
   Arizona                                                                                         Stanley & Co.,
 Agriculture                                                                                       Incorporated,
  5.000% due                                                                                       J.P. Morgan,
   1/1/2022                                                                                        Citigroup

 Dallas Texas    02/11/09       -      $ 98.20  $  324,940,000  $4,000,000    1.23%      1.231%     J.P. Morgan,   JP Morgan
 Civic Center                                                                                       RBC Capital
  5.250% due                                                                                        Markets,
   8/15/2034                                                                                        Barclays
                                                                                                    Capital,
                                                                                                    Siebert
                                                                                                    Brandford
                                                                                                    Shank & Co.,
                                                                                                    LLC, Southwest
                                                                                                    Securities,
                                                                                                    Inc., Goldman,

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
                                                                                                   Sachs & Co.,
                                                                                                   Walton Johnson
                                                                                                   & Company,
                                                                                                   Morgan Stanley
                                                                                                   & Co.,
                                                                                                   Incorporated

 Commonwealth    02/13/09       -      $102.48  $  385,455,000  $3,000,000    0.78%       0.778%   Citigroup,      Citigroup
     of                                                                                            Morgan Stanley
   Kentucky                                                                                        & Co.,
                                                                                                   Incorporated,
                                                                                                   J.J.B.
                                                                                                   Hilliard, W.L.
                                                                                                   Lyons, LLC,
                                                                                                   First Kentucky
                                                                                                   Securities
                                                                                                   Corp., NatCity
                                                                                                   Investments,
                                                                                                   Inc., Wachovia
                                                                                                   Securities,
                                                                                                   N.A., Ross,
                                                                                                   Sinclaire &
                                                                                                   Associates,
                                                                                                   LLC, Morgan
                                                                                                   Keegan & Co.,
                                                                                                   Inc., Edward
                                                                                                   D. Jones &
                                                                                                   Co., L.P.,
                                                                                                   Merrill Lynch
                                                                                                   & Co.

  District of    03/12/09       -      $102.32  $  491,645,000  $6,430,000    1.12%      1.308%    Merrill Lynch   Merrill Lynch
   Columbia                                                                                        & Co., Morgan
    Income                                                                                         Stanley & Co.,
  Tax Secured                                                                                      Incorporated,
 Revenue Bonds
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
                                                                                                   Citigroup,
                                                                                                   M.R. Beal &
                                                                                                   Company,
                                                                                                   Goldman, Sachs
                                                                                                   & Co., Raymond
                                                                                                   James &
                                                                                                   Associates,
                                                                                                   Inc., J.P.
                                                                                                   Morgan, RBC
                                                                                                   Capital
                                                                                                   Markets,
                                                                                                   Barclays
                                                                                                   Capital,
                                                                                                   Siebert
                                                                                                   Brandford
                                                                                                   Shank & Co.,
                                                                                                   LLC, Loop
                                                                                                   Capital
                                                                                                   Markets, LLC,
                                                                                                   Wachovia Bank,
                                                                                                   National
                                                                                                   Association

  District of    03/12/09       -      $101.40  $  491,645,000  $2,570,000    1.12%      0.523%    Merrill Lynch   Merrill Lynch
   Columbia                                                                                        & Co., Morgan
   Income                                                                                          Stanley & Co.,
  Tax Secured                                                                                      Incorporated,
 Revenue Bonds                                                                                     Citigroup,
                                                                                                   M.R. Beal &
                                                                                                   Company,
                                                                                                   Goldman, Sachs
                                                                                                   & Co., Raymond
                                                                                                   James &
                                                                                                   Associates,
                                                                                                   Inc., J.P.
                                                                                                   Morgan, RBC
                                                                                                   Capital
                                                                                                   Markets,
                                                                                                   Barclays
                                                                                                   Capital,

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
                                                                                                   Siebert
                                                                                                   Brandford
                                                                                                   Shank & Co.,
                                                                                                   LLC, Loop
                                                                                                   Capital
                                                                                                   Markets, LLC,
                                                                                                   Wachovia Bank,
                                                                                                   National
                                                                                                   Association

The Regents of   03/13/09       -      $108.96  $  794,220,000  $3,275,000    1.02%      0.412%    Barclays        Barclays Capital
the University                                                                                     Capital, Alamo
 of California                                                                                     Capital, Banc
   General                                                                                         of America
 Revenue Bonds                                                                                     Securities
                                                                                                   LLC, J.P.
                                                                                                   Morgan, SL
                                                                                                   Hare Capital,
                                                                                                   Inc., De La
                                                                                                   Rosa & Co.,
                                                                                                   Jackson
                                                                                                   Securities,
                                                                                                   Grigsby &
                                                                                                   Associates,
                                                                                                   Inc., Goldman,
                                                                                                   Sachs & Co.,
                                                                                                   Morgan Stanley
                                                                                                   & Co.,
                                                                                                   Incorporated,
                                                                                                   Wedbush Morgan
                                                                                                   Securities

The Regents of   03/13/09       -      $106.62  $  794,220,000  $4,815,000    1.02%      0.606%    Barclays        Barclays Capital
the University                                                                                     Capital, Alamo
 of California                                                                                     Capital, Banc
   General                                                                                         of America
Revenue Bonds                                                                                      Securities
                                                                                                   LLC, J.P.
                                                                                                   Morgan, SL
                                                                                                   Hare Capital,
                                                                                                   Inc., De La
                                                                                                   Rosa & Co.,
                                                                                                   Jackson
                                                                                                   Securities,
                                                                                                   Grigsby &
                                                                                                   Associates,
                                                                                                   Inc., Goldman,
                                                                                                   Sachs & Co.,
                                                                                                   Morgan Stanley
                                                                                                   & Co.,
                                                                                                   Incorporated,
                                                                                                   Wedbush Morgan
                                                                                                   Securities